Security Equity Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated March 14, 2011 to
Prospectus Dated February 1, 2011

The following information supplements and amends the information in the Prospectus regarding Global Institutional Fund (the “Fund”).

Effective as of January 11, 2011, the Board of Directors of the Fund (the “Board”) approved the closing of the Global Institutional Fund to new shareholders.

Please Retain This Supplement For Future Reference